COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2016
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

31.   COMMITMENTS AND CONTINGENCIES

COMMITMENTS

At December 31, 2016, Enbridge had commitments as detailed below:

		Less
		than
	Total	1 year	2 years	3 years	4 years	5 years	Thereafter
(millions of Canadian dollars)
Purchase of services, pipe and other materials, including transportation1,2	10,661	3,660	1,461	1,249	1,100	996	2,195
Capital and operating leases	631	105	62	56	52	51	305
Maintenance agreements	394	54	40	35	18	16	231
Land lease commitments	356	13	14	13	14	13	289

Total	12,042	3,832	1,577	1,353	1,184	1,076	3,020

1	Includes capital and operating commitments.
2	Includes commitments for transportation service agreements totalling $618 million which assume a light to heavy crude oil ratio of 80:20 on certain pipelines and a power charge of $0.06 per barrel.

ENBRIDGE ENERGY PARTNERS, L.P.

As at December 31, 2016, Enbridge holds an approximate 35.3% (2015 - 35.7%; 2014 - 33.7%) combined direct and indirect economic interest in EEP, which is consolidated with noncontrolling interests.

Lakehead System Lines 6A and 6B Crude Oil Releases

Line 6B Crude Oil Release

On July 26, 2010, a release of crude oil on Line 6B of EEP’s Lakehead System was reported near Marshall, Michigan. EEP estimates that approximately 20,000 barrels of crude oil were leaked at the site, a portion of which reached the Kalamazoo River via Talmadge Creek, a waterway that feeds the Kalamazoo River. The released crude oil affected approximately 61 kilometres (38 miles) of shoreline along the Talmadge Creek and Kalamazoo River waterways, including residential areas, businesses, farmland and marshland between Marshall and downstream of Battle Creek, Michigan.

EEP continues to evaluate the need for additional remediation activities and is performing the necessary restoration and monitoring of the areas affected by the Line 6B crude oil release. All the initiatives EEP is undertaking in the monitoring and restoration phase are intended to restore the crude oil release area to the satisfaction of the appropriate regulatory authorities.

In May 2015, EEP reached a settlement with the MDEQ and the Michigan Attorney General’s offices regarding the Line 6B crude oil release. As stipulated in the settlement, EEP agrees to: (1) provide at least 300 acres of wetland through restoration, creation, or banked wetland credits, to remain as wetland in perpetuity; (2) pay US$5 million as mitigation for impacts to the banks, bottomlands, and flow of Talmadge Creek and the Kalamazoo River for the purpose of enhancing the Kalamazoo River watershed and restoring stream flows in the River; (3) continue to reimburse the State of Michigan for costs arising from oversight of EEP activities since the release; and (4) continue monitoring, restoration and invasive species control within state-regulated wetlands affected by the release and associated response activities. The timing of these activities is based upon the work plans approved by the State of Michigan.

As at December 31, 2016, EEP’s total cost estimate for the Line 6B crude oil release remains at US$1.2 billion ($195 million after-tax attributable to Enbridge) since December 31, 2015 and 2014. This includes a reduction of estimated remediation efforts offset by an increase in civil penalties under the Clean Water Act of the United States, as described below under Legal and Regulatory Proceedings.

Expected losses associated with the Line 6B crude oil release included those costs that were considered probable and that could be reasonably estimated at December 31, 2016. Despite the efforts EEP has made to ensure the reasonableness of its estimate, there continues to be the potential for EEP to incur additional costs in connection with this crude oil release due to variations in any or all of the cost categories, including modified or revised requirements from regulatory agencies.

Line 6A Crude Oil Release

A release of crude oil from Line 6A of EEP’s Lakehead System was reported in an industrial area of Romeoville, Illinois on September 9, 2010. EEP estimates that approximately 9,000 barrels of crude oil were released, of which approximately 1,400 barrels were removed from the pipeline as part of the repair. Some of the released crude oil went onto a roadway, into a storm sewer, a waste water treatment facility and then into a nearby retention pond. All but a small amount of the crude oil was recovered. EEP completed excavation and replacement of the pipeline segment and returned it to service on September 17, 2010.

EEP has completed the cleanup, remediation and restoration of the areas affected by the release. In October 2013, the National Transportation Safety Board publicly posted their final report related to the Line 6A crude oil release which states the probable cause of the crude oil release was erosion caused by a leaking water pipe resulting from an improperly installed third-party water service line below EEP’s oil pipeline.

The total estimated cost for the Line 6A crude oil release was approximately US$53 million ($7 million after-tax attributable to Enbridge) before insurance recoveries and excluding fines and penalties. These costs included emergency response, environmental remediation and cleanup activities with the crude oil release. As at December 31, 2016, EEP has no remaining estimated liability.

Insurance

EEP is included in the comprehensive insurance program that is maintained by Enbridge for its subsidiaries and affiliates. On May 1 of each year, the commercial liability insurance program is renewed and includes coverage that is consistent with coverage considered customary for its industry and includes coverage for environmental incidents excluding costs for fines and penalties.

Enbridge has renewed its comprehensive property and liability insurance programs with a liability program aggregate limit of US$900 million, which includes sudden and accidental pollution liability. The insurance programs are effective May 1, 2016 through April 30, 2017. In the unlikely event that multiple insurable incidents which in aggregate exceed coverage limits occur within the same insurance period, the total insurance coverage will be allocated among Enbridge entities on an equitable basis based on an insurance allocation agreement among Enbridge and its subsidiaries.

A majority of the costs incurred in connection with the crude oil release for Line 6B, other than fines and penalties, are covered by Enbridge’s comprehensive insurance policy that expired on April 30, 2011, which had an aggregate limit of US$650 million for pollution liability for Enbridge and its affiliates. Including EEP’s remediation spending through December 31, 2016, costs related to Line 6B exceeded the limits of the coverage available under this insurance policy. Additionally, fines and penalties would not be covered under prior or existing insurance policy. As at December 31, 2016, EEP has recorded total insurance recoveries of US$547 million ($80 million after-tax attributable to Enbridge) for the Line 6B crude oil release out of the US$650 million aggregate limit. EEP will record receivables for additional amounts it claims for recovery pursuant to its insurance policies during the period it deems recovery to be probable.

In March 2013, EEP and Enbridge filed a lawsuit against the insurers of US$145 million of coverage, as one particular insurer is disputing the recovery eligibility for costs related to EEP’s claim on the Line 6B crude oil release and the other remaining insurers asserted that their payment is predicated on the outcome of the recovery from that insurer. EEP received a partial recovery payment of US$42 million from the other remaining insurers and amended its lawsuit such that it includes only one insurer.

Legal and Regulatory Proceedings

A number of United States governmental agencies and regulators have initiated investigations into the Line 6B crude oil release. Two actions or claims are pending against Enbridge, EEP or their affiliates in United States state courts in connection with the Line 6B crude oil release. Based on the current status of these cases, the Company does not expect the outcome of these actions to be material to its results of operations or financial condition.

Line 6A and 6B Fines and Penalties

As at December 31, 2016, included in EEP’s total estimated costs related to the Line 6B crude oil release were US$69 million in fines and penalties. Of this amount, US$61 million relates to civil penalties under the Clean Water Act of the United States, which EEP fully accrued but have not paid, pending approval of the Consent Decree, as described below.

In June 2015, Enbridge reached a separate agreement with the United States (Federal Natural Resources Damages Trustees), State of Michigan (State Natural Resources Damages Trustees), Match-E-Be-Nash-She-Wish Band of the Potawatomi Indians, and the Nottawaseppi Huron Band of the Potawatomi Indians, and paid approximately US$4 million that was accrued to cover a variety of projects, including the restoration of 175 acres of oak savanna in the Fort Custer State Recreation Area and wild rice beds along the Kalamazoo River.

One claim related to the Line 6A crude oil release had been filed against Enbridge, EEP or their affiliates by the State of Illinois in the Illinois state court in connection with this crude oil release. On February 20, 2015, EEP agreed to a consent order releasing it from any claims, liability, or penalties.

Consent Decree

On July 20, 2016, a Consent Decree was filed with the United States District Court for the Western District of Michigan Southern Division (the Court). The Consent Decree is EEP’s signed settlement agreement with the EPA and the United States Department of Justice regarding Lines 6A and 6B crude oil releases. Pursuant to the Consent Decree, EEP will pay US$62 million in civil penalties: US$61 million in respect of Line 6B and US$1 million in respect of Line 6A. The Consent Decree will take effect upon approval by the Court.

In addition to the monetary fines and penalties discussed above, the Consent Decree calls for replacement of Line 3, which EEP initiated in 2014 and is currently under regulatory review in the State of Minnesota. The Consent Decree contains a variety of injunctive measures, including, but not limited to, enhancements to EEP’s comprehensive in-line inspection-based spill prevention program; enhanced measures to protect the Straits of Mackinac; improved leak detection requirements; installation of new valves to control product loss in the event of an incident; continued enhancement of control room operations; and improved spill response capabilities. Collectively, these measures build on continuous improvements implemented since 2010 to EEP’s leak detection program, control centre operations and emergency response program. EEP estimates the total cost of these measures to be approximately US$110 million, most of which is already incorporated into existing long-term capital investment and operational expense planning and guidance. Compliance with the terms of the Consent Decree is not expected to materially impact the overall financial performance of EEP or the Company.

AUX SABLE

Notice of Violation

In September 2014, Aux Sable US received a Notice and Finding of Violation (NFOV) from the United States EPA for alleged violations of the Clean Air Act related to the Leak Detection and Repair program, and related provisions of the Clean Air Act permit for Aux Sable’s Channahon, Illinois facility. As part of the ongoing process of responding to the September 2014 NFOV, Aux Sable discovered what it believed to be an exceedance of currently permitted limits for Volatile Organic Material. In April 2015, a second NFOV from the EPA was received in connection with this potential exceedance. Aux Sable engaged in discussions with the EPA to evaluate the impacts and ultimate resolution of these issues, including with respect to a draft Consent Decree, and those discussions are continuing. The Consent Decree, when finalized, is not expected to have a material impact.

On October 14, 2016, an amended claim was filed against Aux Sable by a counterparty to an NGL supply agreement. On January 5, 2017, Aux Sable filed a Statement of Defence with respect to this claim. While the final outcome of this action cannot be predicted with certainty, at this time management believes that the ultimate resolution of this action will not have a material impact on the Company’s consolidated financial position or results of operations.

TAX MATTERS

Enbridge and its subsidiaries maintain tax liabilities related to uncertain tax positions. While fully supportable in the Company’s view, these tax positions, if challenged by tax authorities, may not be fully sustained on review.

OTHER LITIGATION

The Company and its subsidiaries are subject to various other legal and regulatory actions and proceedings which arise in the normal course of business, including interventions in regulatory proceedings and challenges to regulatory approvals and permits by special interest groups. While the final outcome of such actions and proceedings cannot be predicted with certainty, Management believes that the resolution of such actions and proceedings will not have a material impact on the Company’s consolidated financial position or results of operations.